EXHIBIT 24a


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, Glenn C. Barber, do hereby constitute and appoint Daniel
P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the  28th  day of August, 1995.




                         By:   /s/GLENN C. BARBER

                                                      EXHIBIT 24b


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, Bruce B. Brundage, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the  28th  day of August, 1995.




                         By:   /s/BRUCE B. BRUNDAGE

                                                      EXHIBIT 24c


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, Kirk E. Dean, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.




Executed the  28th  day of August, 1995.




                         By:   /s/KIRK E. DEAN

                                                      EXHIBIT 24d


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, Michael B. Enzi, do hereby constitute and appoint Daniel
P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.




Executed the  28th  day of August, 1995.




                         By:   /s/MICHAEL B. ENZI

                                                      EXHIBIT 24e


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, John R. Howard, do hereby constitute and appoint Daniel
P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.




Executed the  28th  day of August, 1995.




                         By:   /s/JOHN R. HOWARD

                                                      EXHIBIT 24f


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, Everett E. Hoyt, do hereby constitute and appoint Daniel
P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.




Executed the  28th  day of August, 1995.




                         By:  /s/EVERETT E. HOYT

                                                      EXHIBIT 24g


                     BLACK HILLS CORPORATION

                        Power of Attorney


     I, Kay S. Jorgensen, do hereby constitute and appoint Daniel
P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.




Executed the  28th  day of August, 1995.




                         By:  /s/KAY S. JORGENSEN